     As filed with the Securities and Exchange Commission on July 24, 2000

                          Registration No. 333-_______

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            WASTE CONNECTIONS, INC.

             (Exact name of registrant as specified in its charter)

                              DELAWARE 94-3283464
           (State of incorporation) (IRS Employer identification No.)

                         620 Coolidge Drive, Suite 350
                                Folsom, CA 95630
                    (Address of principal executive offices)


                            WASTE CONNECTIONS, INC.
                          SECOND AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)


                            Ronald J. Mittelstaedt,
                     Chief Executive Officer and President
                            WASTE CONNECTIONS, INC.
                         620 Coolidge Drive, Suite 350
                                Folsom, CA 95630
                                 (916) 608-8200
           (Name, address and telephone number of agent for service)


                                   Copies to:

                             Robert D. Evans, Esq.
                            Carolyn S. Reiser, Esq.
                        SHARTSIS, FRIESE & GINSBURG LLP
                         One Maritime Plaza, 18th Floor
                        San Francisco, California 94111

                         CALCULATION OF REGISTRATION FEE



--------------------------------------------------------------------------------------------------
                                          Proposed
     Title of                              Maximum           Proposed Maximum
 Securities To Be      Amount to be     Offering Price      Aggregate Offering        Amount of
    Registered          Registered       Per Share (1)            Price           Registration Fee
 ----------------      ------------     --------------      ------------------    ----------------

Common Stock,           1,497,868         $18.75              $28,085,025          $7,414.45
$0.01 par value,
issuable upon
exercise of
options under
Waste Connections,
Inc. Second Amended and
Restated 1997
Stock Option Plan
--------------------------------------------------------------------------------------------------


        (1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(c) and (h) under the Securities Act of 1933, based upon the average of the high and low prices reported in the Nasdaq National Market on July 20, 2000.



        The contents of the Registrant's Registration Statement on Form S-8 (File No. 333-72113) as filed with the Securities and Exchange Commission on February 10, 1999 and Registrant's Registration Statement on form S-8 (File No. 333-63407) as filed with the Securities and Exchange Commission on September 15, 1998, are incorporated herein by reference. This Registration Statement covers an additional 1,497,868 shares of the Registrant's Common Stock authorized to be issued under the Registrant's Second Amended and Restated 1997 Stock Option Plan. The Registrant previously registered an aggregate of 309,700 shares of its Common Stock issuable under such Plan on its Registration Statement on Form S-8 (File No. 333-63407) as filed with the Securities and Exchange Commission on September 15, 1998 and an aggregate of 820,132 shares of its Common Stock issuable under such Plan on its Registration Statement on Form S-8 (File No. 333-72113) as filed with the Securities and Exchange Commission on February 10, 1999. Pursuant to Rule 429, the prospectus relating to the shares registered pursuant to this Registration Statement also relates to the 309,700 shares of the Registrant's Common Stock registered pursuant to Registration Statement No. 333-63407 and to the 802,132 shares registered pursuant to Registration Statement No. 333-72113.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents previously filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or the Securities Act of 1933, as amended, are hereby incorporated by reference into this Registration Statement:

        a) The Registrant's Annual Report for the fiscal year ended December 31, 1999 dated and filed with the Securities and Exchange Commission on March 13, 2000 on Form 10-K.

        b) The Registrant's current report on Form 8-K dated July 21, 2000 filed with the Securities and Exchange Commission.

        c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 and filed with the Securities and Exchange Commission on May 9, 2000.

        d) The description of the Registrant's Common Stock is contained in the Registrant's registration statement on Form 8-A, File No. 0-23981, filed with the Security and Exchange Commission on April 2, 1998, under the Securities Exchange Act of 1934.

        All documents subsequently filed by Registrant with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered by this Registration Statement have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the respective dates of the filing of such documents with the Securities and Exchange Commission until the information contained therein is superseded or updated by any subsequently-filed document that is or is deemed to be incorporated by reference in this Registration Statement.

ITEM 8.  EXHIBITS.

        4.1 Waste Connections, Inc.'s Second Amended and Restated 1997 Stock Option Plan.

        5.1     Opinion of Shartsis, Friese & Ginsburg LLP.

        23.1    Consent of Ernst & Young LLP, Independent Auditors.

        23.2    Consent of Shartsis, Friese & Ginsburg LLP (reference is made to
                Exhibit 5.1).

        24.1 Power of Attorney of certain officers and directors (reference is made to page II-3).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Folsom, California, on July 20, 2000.

                                   WASTE CONNECTIONS, INC.
                                                    (Registrant)


                                   By: /s/ RONALD J. MITTELSTAEDT
                                       -------------------------------------
                                       Ronald J. Mittelstaedt,
                                       Chief Executive Officer and President


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald J. Mittelstaedt and Steven F. Bouck, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed below by the following persons in the capacities and on the date indicated:



               Signature                                Title                        Date
               ---------                                -----                        ----

/s/ Ronald J. Mittelstaedt                   President, Chief Executive         July 20, 2000
----------------------------------------     Officer, Chairman and Director
        Ronald J. Mittelstaedt

/s/ Steven F. Bouck                          Executive Vice President and       July 20 2000
----------------------------------------     Chief Financial Officer
            Steven F. Bouck

/s/ Michael R. Foos                          Vice President-Finance             July 20, 2000
----------------------------------------     and Chief Accounting Officer
            Michael R. Foos

/s/ Eugene V. Dupreau                        Vice President-California          July 20, 2000
----------------------------------------     Division and Director
           Eugene V. Dupreau


/s/ Michael W. Harlan                        Director                           July 20, 2000
----------------------------------------
           Michael W. Harlan

/s/ William J. Razzouk                       Director                           July 20, 2000
----------------------------------------
          William J. Razzouk


                                  EXHIBIT INDEX




                                                                                  Sequentially
                                                                                 Numbered Page
                                                                                 -------------
4.1            Waste Connections, Inc.'s Second Amended and Restated 1997 Stock
               Option Plan.

5.1            Opinion of Shartsis, Friese & Ginsburg LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Shartsis, Friese & Ginsburg LLP (reference is made to
               Exhibit 5.1).

24.1 Power of Attorney of certain officers and directors (reference is made to page II-3)

                                      II-4